EXHIBIT 10.1

2007 DIRECTOR FEES

NATIONAL PENN BANCSHARES	2007
Outside Directors only
Retainers: Board members must attend in person or by phone 75% of meetings (Board and Committee Meetings combined) to be paid retainer. Committees include: Audit, Executive, Compensation, Nominating/Corp. Governance

Chairperson of Audit Committee
Chairperson of Executive Committee
Chairperson of Compensation Committee
Chairperson of Nominating/Corporate Governance Committee
Chairperson of Risk Committee
Additional Retainer - Lead Independent Director
All Other Board Members
$15,000 $12,500 $12,500 $12,500 $12,500 $5,000 $10,000
Meeting Fees (per meeting attended) (Monthly Meetings)	$1,000
Committee Fees (per meeting attended)
Audit Committee members, including Chairperson
Audit Committee Meeting by Conference Call
Chairperson of Audit Committee also receives fee per phone meeting with accountants
Audit Committee Chairperson attendance at Subsidiary Board Meeting
Audit Committee Members attendance at Executive Disclosure Committee meeting
All Other Committee Members, including Chairperson (Executive, Compensation, Nominating/Corp Governance and Risk)
All Other Committee Phone Meetings
$750 $750 $250 $750 $750 $500 $500
Director Education	$750 per day, (includes travel day)

NATIONAL PENN BANK	2007
Strategic Planning Meeting
Day #1	$1,000 Board Mtg Fee $500 Strat. Plan Mtg.
Day #2	$500 Strat Plan Mtg.

Outside Directors only (per meeting attended)
Board meetings (held quarterly) Phone meeting	$1,000 $1,000

DIRECTOR EMERITUS
This retainer covers all meetings attended. Includes Bank and Bancshares Board Meetings and any committee meetings the director emeritus may attend.	$2,000

NATIONAL PENN BANK	2007
ADVISORY BOARDS
Outside directors only
Philadelphia Region Advisory Board Berks County Advisory Board Manufacturing Group Advisory Board FirstService Bank HomeTowne Heritage Advisory Board Peoples First Nittany Bank	$250 per mtg $250 per mtg $250 per mtg $250 per mtg $250 per mtg $6,000/Yr. $10,000/Yr. $18,000/Yr.

NATIONAL PENN INVESTORS TRUST COMPANY
Outside directors only
Retainer for all non-bank board members Chairperson Board Meetings Phone Meetings	$1,000 $750 per mtg $500 per mtg $500 per mtg

NATIONAL PENN MORTGAGE COMPANY
Outside director(s) only
Retainer for all non-bank board members Chairperson Board Meetings Phone Meetings	$1,000 $750 per mtg $500 per mtg $500 per mtg